BISHOP STREET FUNDS

(THE “TRUST”)

October 25, 2021

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION FOR THE HAWAII MUNICIPAL BOND FUND, DATED MAY 1, 2021, AS SUPPLEMENTED JULY 8, 2021

The Trust regretfully announces that one of its Trustees, George J. Sullivan, Jr., passed away peacefully on October 13, 2021, surrounded by his family. George served as a Trustee to the Trust since 2006, including as Chair of the Board’s Audit Committee for many years. His passing comes shortly after the 15th anniversary of his first being elected to the Board by the Bishop Street funds’ shareholders. During his tenure, George helped the Bishop Street funds steer through volatile market conditions, adapt to evolving regulations, and implement innovative products and strategies. He was a consummate gentleman and a tireless advocate for the Bishop Street funds’ shareholders. His broad and deep knowledge of the financial industry, guidance and kindness brought tremendous value to every Board meeting, and he will be dearly missed. Because George, sadly, is no longer a Trustee, references to him are hereby removed. The Trust and the Board of Trustees wish to extend our condolences to George’s friends and family during this difficult time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE